                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):           January 6, 2003

                                   LIBBEY INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    1-12084                      34-1559357
(State of incorporation)   (Commission File Number) (IRS Employer identification No.)

     300 Madison Avenue
        Toledo, Ohio                                    43604
(Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (419) 325-2100

ITEM 5.  OTHER EVENTS

         On January 6, 2003 Libbey Inc. (the "Company") through a press release announced that the Company acquired the stock of B.V. Koninklijke Nederlandsche Glasfabriek Leerdam (Royal Leerdam) from BSN Glasspack. The deal was a cash transaction and is valued at E42.3 million.

         Royal Leerdam manufactures and markets high quality glass stemware, including popular wine glasses. It operates a manufacturing and distribution facility in Leerdam, The Netherlands, and employs approximately 450 associates.

         (c)      EXHIBITS

         Exhibit
            No.                                      Description
            ---                                      -----------
            99             Text of press release dated January 6, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        LIBBEY INC.
                                        Registrant

Date:    January 6, 2003                By:/s/ Kenneth A. Boerger
         ---------------                   -------------------------------------
                                        Kenneth A. Boerger
                                        Vice President, Treasurer

                                  EXHIBIT INDEX

         Exhibit No.                    Description                                   Page No.
              99                Text of press release dated January 6, 2003            E-1